Consent of Independent Auditors





The Board of Trustees and Shareholders
Aetna GET Fund, Series C:

We consent to the use of our report dated December 11, 1996, included herein and to the reference to our Firm under the heading "Independent Auditors" in the Statement of Additional Information.


                                                      /s/  KPMG Peat Marwick LLP
                                        ----------------------------------------
                                                           KPMG Peat Marwick LLP



Hartford, Connecticut
December 31, 1996